UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2013

XPO LOGISTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32172	03-0450326
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five Greenwich Office Park, Greenwich, Connecticut 06831

(Address of principal executive offices)

(855) 976-4636

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K is filed solely to correct certain clerical errors in the press release furnished as Exhibit 99.1 to XPO Logistics, Inc.’s (the “Company”) Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on July 30, 2013, and in the slide presentation and corresponding script furnished as Exhibits 99.1 and 99.2, respectively, to the Company’s Current Report on Form 8-K filed with the SEC on July 31, 2013.

Item 2.02.	Results of Operations and Financial Condition

On July 30, 2013, the Company issued a press release announcing its results of operations for the fiscal quarter ended June 30, 2013. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01.	Regulation FD Disclosure.

On July 30, 2013, the Company released a slide presentation expected to be used by the Company in connection with certain future investor presentations, together with a corresponding script. Copies of the slide presentation and script are furnished as Exhibit 99.2 and Exhibit 99.3, respectively, to this Current Report on Form 8-K.

The slide presentation and script should be read together and with the Company’s filings with the SEC, including the Quarterly Report on Form 10-Q for the quarter ended June 30, 2013.

The information furnished in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. This information shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the registrant specifically incorporates any such information by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

99.1	Press Release, dated July 30, 2013, issued by XPO Logistics, Inc.

99.2	Investor Presentation, dated July 30, 2013

99.3	Investor Presentation Script, dated July 30, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2013	XPO LOGISTICS, INC.

	By:	/s/ Gordon E. Devens
Gordon E. Devens
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release, dated July 30, 2013, issued by XPO Logistics, Inc.

99.2	Investor Presentation, dated July 30, 2013

99.3	Investor Presentation Script, dated July 30, 2013